UMB Scout Funds

Stock Fund
(UMBSX)
Stock Select Fund

Annual Report   June 30, 2000

No-load mutual funds with primary emphasis on long-term growth of both capital and income.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Stock Fund closed the quarter ended June 30, 2000 at $18.50 per share and had a total return (price change and reinvested distributions) of -3.44% for the quarter and 2.68% for the fiscal year. The UMB Scout Stock Select Fund closed the quarter ended June 30, 2000 at $9.59 per share and had a total return (price change and reinvested distributions) of -3.70% for the quarter and -3.75% for the fiscal year.

The objective of the Fund is to provide investors with long-term growth of both capital and dividend income; current yield is secondary to the long-term growth objective.

The stock market has provided much excitement and movement over the last year. But when you consider the net change, not a lot has happened - with the exception of the NASDAQ Index which is up 48%. In contrast, the Dow's return was -3.57% and Standard & Poor's 500 return was up 7.25%. The real excitement, of course, has been in technology, which is heavily weighted in the Nasdaq Index. Technology took off at the end of October and had an incredible run into early March.

These stock price movements have been against a background of very favorable economic news. Earnings growth in general has come through very nicely, and inflation has been pretty much under control.

The biggest variable has been the policies of the Federal Reserve Bank, which has been concerned about the economy becoming too stimulated by the irrational exuberance originating from the stock market. The Fed has also been worried about inflation rising as unemployment levels have come down and some commodity prices have risen, particularly oil prices.

Oil may, in fact, turn out to be the major fly in the ointment as OPEC restricted production in early 1999, leading to higher oil prices. As much as we would like to totally blame OPEC for higher prices, it also coincided with the economic recovery in Southeast Asia and increased demand for gasoline in the U.S. - to fuel the gas-guzzling vehicles which have become so popular.

The Fed began raising interest rates at this time last year, but those increases had little effect as the supply of money was increased near the end of the year. Late in 1999, the major concern was Y2K and the widely held fear that the computers running today's society would crash. The Fed wanted to make sure there was enough money in the system, particularly cash in circulation, to enable us to cope with the situation. Only after the first of the year did they implement a modestly restrictive monetary policy.

The Fed's policies appear to be working as the air has been let out of the technology bubble and the cyclical components in the economy, like home building and retail sales, are slowing down.

In managing the Fund, we have reduced some of our cyclical exposure and have continued to increase our exposure to technology. As technology pulled back, we have continued to make purchases, adding names like Microsoft, Oracle, Computer Sciences and Cisco Systems to the portfolio.

We have also increased our weightings in the consumer staples, buying Proctor & Gamble, and in the consumer discretionary sector, buying Knight Ridder and McDonald's. In the health care area, we have added Genentech. We have reduced our weightings in consumer discretionary, basic materials, utilities and finance. These changes are designed to continue our process of adding more growth in the portfolio at attractive prices. As a result of these changes, the expected growth rate of the stocks in the portfolio is higher, while the average price/earnings ratio and the beta of the average stock are still below average.

The exception to this policy has been increasing our weighting of energy. We think that the oil cycle is going to take several years to work out, and while oil prices will eventually come down from their present level, they will likely remain fairly high.

Over the last year, we have made improvements to the Fund which are designed to increase growth, and at the same time, maintain the Fund's value bias. What has changed is our definition of value. Previously we valued stocks relative to their assets; now we value stocks relative to their earnings and the prospects for growth in those earnings.

Thank you for your interest and participation in the UMB Scout Stock or UMB Scout Stock Select Funds. We welcome your questions and comments.

Sincerely,

/s/James L. Moffett

James L. Moffett
UMB Investment Advisors

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Stock Fund (UMBSX)
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Stock Fund (UMBSX)
as of June 30, 2000
                           1 Year    3 Years  5 Years   10 Years
UMB Scout Stock Fund        2.68%     10.52%   11.87%    11.24%
Lipper Growth and Income
  Fund Index*              -0.63%     11.29%   16.73%    14.16%
S&P 500*                    7.25%     19.67%   23.80%    17.80%

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Stock Select Fund
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Stock Select Fund
as of June 30, 2000
                         Quarter        Year      Inception
UMB Scout Stock
  Select Fund            -3.70%        -3.75%        -2.65
Lipper Growth & Income
  Fund Index*            -2.51%        -0.63%         N.A.
S&P 500*                 -2.66%         7.25%         N.A.

Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - Top Ten Equity Holdings
UMB Scout Stock Fund (UMBSX)
                                       Market       Percent
                                    Value (000's)   of Total
Intel Corp.                            $ 5,281          4%
International Business Machines Corp.    4,383          3%
Sun Microsystems, Inc.                   3,819          3%
Molex, Inc.                              3,369          2%
PepsiCo, Inc.                            3,311          2%
Apple Computer, Inc.                     3,300          2%
McDonald's Corp.                         2,964          2%
Gateway, Inc.                            2,951          2%
Kimberly-Clark Corp.                     2,869          2%
Halliburton Co.                          2,831          2%
Top Ten Equity Holdings Total:         $35,077*        23%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

Top Ten Equity Holdings
UMB Scout Stock Select Fund
                                       Market       Percent
                                    Value (000's)   of Total
Intel Corp.                            $   334          4%
International Business Machines Corp.      233          3%
Apple Computer, Inc.                       210          2%
Sun Microsystems, Inc.                     193          2%
McDonald's Corp.                           188          2%
Kimberly-Clark Corp.                       178          2%
Molex, Inc.                                168          2%
Hewlett-Packard Co.                        162          2%
Burlington Resources, Inc.                 153          2%
Southwest Airlines Co.                     152          2%
Top Ten Equity Holdings Total:         $ 1,971*        22%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

Chart - fund diversification
UMB Scout Stock Fund (UMBSX)

Chart - fund diversification
UMB Scout Stock Select Fund


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                              Market
  Shares   DESCRIPTION                                        Value

STOCK PORTFOLIO
COMMON STOCKS - 84.6%
Consumer Discretionary - 8.0%
    40,000 Brinker International, Inc.*                     $  1,170,000
    33,000 Knight Ridder, Inc.                                 1,755,188
    57,868 Limited, Inc.                                       1,251,396
    90,000 McDonald's Corp.                                    2,964,375
    50,000 Snap-On, Inc.                                       1,331,250
    54,500 TJX Companies, Inc.                                 1,021,874
    40,000 Target Corp.                                        2,320,000
                                                              11,814,083
Consumer Staples - 6.4%
    13,000 Anheuser-Busch Companies, Inc.                        970,938
   105,000 Archer Daniels Midland Co.                          1,030,313
    50,000 Kimberly-Clark Corp.                                2,868,750
    74,500 PepsiCo, Inc.                                       3,310,593
    20,000 Procter & Gamble Co.                                1,145,000
                                                               9,325,594
Energy - 7.6%
    32,800 BP Amoco PLC, Sponsored ADR                         1,855,250
    60,000 Halliburton Co.                                     2,831,250
    35,000 Kerr-McGee Corp.                                    2,062,813
    30,000 Phillips Petroleum Co.                              1,520,625
    60,000 USX Marathon Group                                  1,503,750
    65,000 Union Pacific Resources Group, Inc.                 1,430,000
                                                              11,203,688
Finance - 3.0%
    54,000 AON Corp.                                           1,677,375
    34,500 Firstmerit Corp.                                      738,531
    57,000 Lincoln National Corp. Indiana                      2,059,125
                                                               4,475,031
Health Care - 14.0%
    40,000 Alza Corp.*                                         2,365,000
    30,000 Amgen, Inc.*                                        2,107,500
    40,000 Bard, (C.R.), Inc.                                  1,925,000
    24,000 Bristol-Myers Squibb Co.                            1,398,000
   200,000 Covance, Inc.*                                      1,779,758
    12,600 Genentech, Inc.*                                    2,167,200
    46,000 Mallinckrodt, Inc.                                  1,998,125
    30,000 Merck & Co., Inc.                                   2,298,750
    65,400 Mylan Laboratories, Inc.                            1,193,550
    24,100 PE Corp.-PE Biosystems Group                        1,587,587
    33,191 Pharmacia Corp.                                     1,715,560
                                                              20,536,030
Industrials - 7.5%
    40,000 Block, (H&R), Inc.                                  1,295,000
    48,000 FedEx Corp.*                                        1,824,000
    40,000 Genuine Parts Co.                                     800,000
    35,000 Grainger, (W.W.), Inc.                              1,078,438
    70,000 Molex, Inc.                                         3,368,750
   138,000 Southwest Airlines Co.                              2,613,375
                                                              10,979,563
information Technology - 24.6%
     5,530 Agilent Technologies, Inc.*                           407,860
    63,000 Apple Computer, Inc.*                               3,299,625
    34,500 Cisco Systems, Inc.*                                2,192,906
    23,625 Compaq Computer Corp.                                 603,914
    21,000 Computer Sciences Corp.*                            1,568,438
    52,000 Gateway, Inc.*                                      2,951,000
    14,500 Hewlett-Packard Co.                                 1,810,688
    39,500 Intel Corp.                                         5,280,656
    40,000 International Business Machines Corp.               4,382,500
    30,000 Lucent Technologies, Inc.                           1,777,500
    24,300 Microsoft Corp.*                                    1,944,000
    78,000 Motorola, Inc.                                      2,266,875
    40,000 Novell, Inc.*                                         370,000
    19,000 Oracle Corp.*                                       1,597,188
    42,000 Sun Microsystems, Inc.*                             3,819,374
    28,000 Texas Instruments, Inc.                             1,923,250
                                                              36,195,774
Materials - 4.0%
    77,000 Brush Engineered Materials, Inc. Holding Co.*       1,203,125
   100,000 Engelhard Corp.                                     1,706,250
    50,100 International Paper Co.                             1,493,606
    43,300 Rohm & Haas Co.                                     1,493,850
                                                               5,896,831
Telecommunication Services - 4.8%
    17,300 AT&T Corporation                                      547,113
    47,800 BellSouth Corporation                               2,037,475
     7,000 GTE California, Inc.                                  435,750
    50,000 SBC Communications, Inc.                            2,162,500
    22,373 US West, Inc.                                       1,918,484
                                                               7,101,322
Utilities - 4.7%
    12,100 Ameren Corp.                                          408,375
    65,000 Entergy Corp.                                       1,767,188
    43,000 Florida Progress Corp.                              2,015,625
    35,000 TXU Corp.                                           1,032,500
    35,000 Williams Companies, Inc.                            1,459,062
                                                               6,682,750
TOTAL COMMON STOCKS (Cost $87,527,600) - 84.6%               124,210,666


   FACE                                                       Market
  AMOUNT   DESCRIPTION                                        Value

Short-Term Corporate Notes - 6.8%
$1,000,000 AT&T Company, 6.50%, due July 21, 2000                996,208
 1,500,000 Becton Dickinson & Co., 6.45%, due July 7, 2000     1,498,119
 1,000,000 BellSouth Telecommunications,
            6.51%, due July 28, 2000                             994,937
 1,000,000 Dun & Bradstreet Corp., 6.60%, due July 18, 2000      996,700
 1,000,000 Hershey Foods Corp., 6.54%, due August 4, 2000        993,671
 1,500,000 IBM Credit Corp., 6.47%, due July 11, 2000          1,497,035
 1,500,000 Merck & Co., Inc., 6.63%, due July 13, 2000         1,496,409
 1,500,000 SBC Communications, Inc.,
            6.53%, due July 10, 2000                           1,497,277

TOTAL SHORT-TERM CORPORATE NOTES (Cost $9,970,356) - 6.8%      9,970,356

REPURCHASE AGREEMENT (Cost $15,250,000) - 10.4%
15,250,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                  15,250,000

TOTAL INVESTMENTS (Cost $112,747,956) - 101.8%               149,431,022

Other assets less liabilities - (1.8%)                        (2,565,423)

TOTAL NET ASSETS - 100.0%
  (equivalent to $18.50 per share; 20,000,000 shares
  of $1.00 par value capital shares authorized;
  7,937,825 shares outstanding)                             $146,865,599

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $113,594,590.

Net unrealized appreciation for federal income tax purposes was $35,836,423, which is comprised of unrealized appreciation of $40,861,544 and unrealized depreciation of $5,025,121.

*Non-income producing security

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                              Market
  Shares   DESCRIPTION                                        Value

STOCK SELECT PORTFOLIO
COMMON STOCKS - 90.5%
Consumer Discretionary - 10.6%
     4,300 Darden Restaurants, Inc.                         $     69,875
     2,375 Knight Ridder, Inc.                                   126,320
     4,800 Limited, Inc.                                         103,800
     5,700 McDonald's Corp.                                      187,744
     4,200 Snap-On, Inc.                                         111,825
     6,000 TJX Companies, Inc.                                   112,500
     2,000 TRW, Inc.                                              86,750
     1,800 Target Corp.                                          104,400
                                                                 903,214
Consumer Staples - 6.3%
       800 Anheuser-Busch Companies, Inc.                         59,750
     8,290 Archer Daniels Midland Co.                             81,346
     3,100 Kimberly-Clark Corp.                                  177,862
     3,400 PepsiCo, Inc.                                         151,088
     1,200 Procter & Gamble Co.                                   68,700
                                                                 538,746
Energy - 6.8%
     4,000 Burlington Resources, Inc.                            153,000
     3,000 Halliburton Co.                                       141,563
     1,400 Kerr-McGee Corp.                                       82,513
     4,400 USX Marathon Group                                    110,274
     4,300 Union Pacific Resources Group, Inc.                    94,600
                                                                 581,950
Finance - 4.4%
     3,400 AON Corp.                                             105,613
     6,900 Firstmerit Corp.                                      147,488
     3,300 Lincoln National Corp. Indiana                        119,212
                                                                 372,313
Health Care - 14.9%
     2,500 Alza Corp.*                                           147,813
     1,800 Amgen, Inc.*                                          126,450
     2,800 Bard, (C.R.), Inc.                                    134,750
     2,000 Bristol-Myers Squibb Co.                              116,500
    11,400 Covance, Inc.*                                        100,463
       700 Genentech, Inc.*                                      120,400
     2,350 Mallinckrodt, Inc.                                    102,078
     1,900 Merck & Co., Inc.                                     145,588
     5,700 Mylan Laboratories, Inc.                              104,025
     1,300 PE Corp.-PE Biosystems Group*                          85,638
     1,666 Pharmacia Corp.                                        86,110
                                                               1,269,815
Industrials - 8.4%
     1,400 Block, (H&R), Inc.                                     45,325
     2,000 Emerson Electric Co.                                  120,750
     2,700 FedEx Corp.*                                          102,600
     2,600 Genuine Parts Co.                                      52,000
     2,400 Grainger, (W.W.), Inc.                                 73,950
     3,500 Molex, Inc.                                           168,438
     8,000 Southwest Airlines Co.                                151,500
                                                                 714,563
information Technology - 26.0%
       496 Agilent Technologies, Inc.*                            36,567
     4,000 Apple Computer, Inc.*                                 209,500
     2,000 Cisco Systems, Inc.*                                  127,125
     1,500 Compaq Computer Corp.*                                 38,344
     1,200 Computer Sciences Corp.*                               89,625
     2,600 Gateway, Inc.*                                        147,550
     1,300 Hewlett-Packard Co.                                   162,338
     2,500 Intel Corp.                                           334,219
     2,130 International Business Machines Corp.                 233,368
     1,900 Lucent Technologies, Inc.                             112,575
     1,500 Microsoft Corp.*                                      120,000
     4,000 Motorola, Inc.                                        116,250
     2,400 Novell, Inc.*                                          22,200
     1,200 Oracle Corporation *                                  100,875
     2,120 Sun Microsystems, Inc.*                               192,788
     1,700 Texas Instruments, Inc.                               116,767
     2,700 Xerox Corp.                                            56,025
                                                               2,216,116
Materials - 4.2%
     5,000 Brush Engineered Materials, Inc. Holding Co.*          78,125
     7,500 Engelhard Corp.                                       127,969
     2,200 International Paper Co.                                65,587
     2,500 Rohm & Haas Co.                                        86,250
                                                                 357,931
Telecommunication Services - 5.0%
     1,000 AT&T Corporation                                       31,625
     2,200 BellSouth Corporation                                  93,775
     1,300 GTE Corp.                                              80,925
     2,400 SBC Communications, Inc.                              103,800
     1,500 US West, Inc.*                                        128,625
                                                                 438,750
Utilities - 3.9%
       195 Ameren Corp.                                            6,581
     4,000 Entergy Corp.                                         108,750
     1,600 Florida Progress Corp.                                 75,000
     1,600 TXU Corp.                                              47,200
     2,200 Williams Companies, Inc.                               91,711
                                                                 329,242

TOTAL COMMON STOCKS (Cost $7,778,202) - 90.5%                  7,722,640

   FACE                                                       Market
  AMOUNT   DESCRIPTION                                        Value



REPURCHASE AGREEMENT (Cost $1,250,000) - 14.7%
$1,250,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                  1,250,000

TOTAL INVESTMENTS (Cost $9,028,202) - 105.2%                  8,972,640

Other assets less liabilities - (5.2%)                         (443,250)

TOTAL NET ASSETS - 100.0%
(equivalent to $9.59 per share; 10,000,000 shares
of $1.00 par value capital shares authorized;
889,421 shares outstanding)                                 $ 8,529,390

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $9,028,202.

Net unrealized depreciation for federal income tax purposes was $55,562, which is comprised of unrealized appreciation of $791,220 and unrealized depreciation of $846,782.

*Non-income producing security


FINANCIAL STATEMENTS                                        JUNE 30, 2000

Statements of Assets and Liabilities

                                                                            Stock
                                                             Stock         Select
ASSETS:
  Investment securities, at market value
    (identified cost $112,747,956 and
    $9,028,202, respectively)                            $149,431,022    $ 8,972,640
  Cash                                                              -          8,002
  Dividends receivable                                        142,470          7,713
  Receivable for investments sold                           3,638,416        152,969
      Total assets                                        153,211,908
9,141,324
LIABILITIES:
  Disbursements in excess of demand deposit cash            1,308,008              -
  Payable for investment purchases                          5,038,301        611,934
      Total liabilities                                     6,346,309        611,934
NET ASSETS                                               $146,865,599    $ 8,529,390

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)            $103,201,225    $ 8,761,394
  Accumulated undistributed income:
    Net investment income                                     305,306         10,419
    Net realized gain (loss) on investment transactions     6,676,002       (186,861)
  Net unrealized appreciation (depreciation)
    on investments                                         36,683,066        (55,562)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES              $146,865,599    $ 8,529,390

Capital shares, $1.00 par value
  Authorized                                               20,000,000     10,000,000

  Outstanding                                               7,937,825        889,421

 NET ASSET VALUE PER SHARE                               $      18.50    $      9.59

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

                                                                           Stock
                                                             Stock         Select
INVESTMENT INCOME:
  Income:
    Dividends                                            $ 2,293,616     $    84,471
    Interest                                               1,241,185          51,843
                                                           3,534,801         136,314
  Expenses:
    Management fees                                        1,408,111          53,002
    Government fees                                           15,633               -
                                                           1,423,744          53,002
      Net investment income                                2,111,057          83,312

REALIZED and unrealized gain (loss) ON INVESTMENTS:
  Net realized gain (loss) from investment transactions   16,284,971        (186,861)
  Decrease in net unrealized appreciation on investments (14,377,996)        (86,948)
      Net realized and unrealized gain (loss)
        on investments                                     1,906,975        (273,809)
      Net increase (decrease) in net assets resulting
        from operations                                  $ 4,018,032     $  (190,497)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                            Stock           Stock
                                                          Year Ended      Year Ended
                                                        June 30, 2000    June 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $  2,111,057     $  3,493,940
  Net realized gain from investment transactions           16,284,971       15,649,630
  Increase (decrease) in net unrealized
    appreciation on investments                           (14,377,996)       4,475,877
    Net increase in net assets resulting from operations    4,018,032       23,619,447
  Net equalization included in the price
    of shares issued and redeemed                             (52,253)        (183,501)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     2,227,967       (3,667,370)
  In excess of net investment income                                -          (78,521)
  Net realized gain from investment transactions          (18,265,897)     (11,380,820)
    Decrease in net assets from distributions             (20,493,864)     (15,126,711)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 837,599 and 1,609,570 shares
    sold, respectively                                     16,420,440       30,716,658
  Net asset value of 1,003,274 and 369,217 shares
    issued for reinvestment of distributions,
      respectively                                         18,587,862        7,133,312
                                                           35,008,302       37,849,970
  Cost of 2,777,794 and 3,022,551 shares redeemed,
      respectively                                        (53,837,877)     (58,614,795)
    Net decrease in net assets from capital
      share transactions                                  (18,829,575)     (20,764,825)
      Net decrease in net assets                          (35,357,660)     (12,455,590)

NET ASSETS:
  Beginning of year                                       182,223,259      194,678,849
  End of year (including undistributed net investment income
    of $305,306 and ($78,521), respectively)             $146,865,599     $182,223,259

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                           Stock Select
                                                                          For the Period
                                                         Stock Select      May 17, 1999
                                                          Year Ended      (Inception) to
                                                         June 30, 2000    June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $    83,312      $    2,697
  Net realized gain (loss) from investment transactions     (186,861)          8,823
  Increase (decrease) in net unrealized appreciation
    on investments                                           (86,948)         31,387
    Net increase (decrease) in net assets resulting
      from operations                                       (190,497)         42,907

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                      (80,721)              -
    Decrease in net assets from distributions                (80,721)              -

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 812,779  and 210,685 shares sold,
    respectively                                           7,943,889       2,079,639
  Net asset value of 19,623 shares issued for
    reinvestment of distributions                            231,979               -
                                                           8,175,868       2,079,639
  Cost of 148,045 and 5,621 shares redeemed, respectively (1,442,100)        (55,706)
    Net increase in net assets from capital share
      transactions                                         6,733,768       2,023,933
      Net increase in net assets                           6,462,550       2,066,840

NET ASSETS:
  Beginning of period                                      2,066,840               -
  End of period (including undistributed net investment
    income of $10,419 and $2,697, respectively)           $8,529,390      $2,066,840

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Stock and Stock Select) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Stock Select Fund has a net capital loss carryover of $187,000 available to offset future realized capital gains and thereby reduce further taxable gain distributions.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding commercial paper, repurchase agreements and short-term securities), were as follows:

                             Other than
                          U.S. Government    U.S. Government
Stock Fund                   Securities         Securities
Purchases                  $44,110,635         $      -
Proceeds from sales         73,323,512                -

Stock Select Fund
Purchases                  $6,636,677          $      -
Proceeds from sales           608,221                 -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                      2000     1999     1998     1997     1996

Stock
Net assets, beginning of year        $20.53  $19.63   $18.33   $16.69   $16.36

 Income from investment operations:
  Net investment income                0.32    0.37     0.41     0.43     0.48
  Net realized and unrealized gains
    on securities                      0.16    2.18     2.33     2.23     1.36
 Total from investment operations      0.48    2.55     2.74     2.66     1.84

 Distributions from:
  Net investment income               (0.27)  (0.41)   (0.40)   (0.42)   (0.47)
  Net realized gain on investment
    transactions                      (2.24)  (1.24)   (1.04)   (0.60)   (1.04)
 Total distributions                  (2.51)  (1.65)   (1.44)   (1.02)   (1.51)
Net asset value, end of year         $18.50  $20.53   $19.63   $18.33   $16.69

Total return                              3%     14%      15%      16%      12%



Ratios/Supplemental Data
Net assets, end of year (in millions) $ 147   $ 182    $ 195    $ 193    $ 171
Ratio of expenses to average
 net assets                            0.87%   0.87%   0.86%     0.86%    0.85%
Ratio of net investment income to
 average net assets                    1.29%   1.93%   2.07%     2.48%    2.81%
Portfolio turnover rate                  30%     14%     10%       16%      28%
Average commission rate               $.0407  $.0489  $.0450    $.0468   $.0501

See accompanying Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                                        2000      1999*

Stock select
Net assets, beginning of period                       $ 10.08   $ 10.00

 Income (loss) from investment operations:
  Net investment income                                  0.10      0.01
  Net realized and unrealized gains (losses)
    on securities                                       (0.48)     0.07
 Total from investment operations                       (0.38)     0.08

 Distributions from:
  Net investment income                                 (0.10)        -
  Net realized gain on investment transactions          (0.01)        -
 Total distributions                                    (0.11)        -

Net asset value, end of period                         $ 9.59    $10.08

Total return                                               (4%)       6%**



Ratios/Supplemental Data
Net assets, end of period (in millions)                $    9    $    2
Ratio of expenses to average net assets                  0.80%     0.85%
Ratio of net investment income to average net assets     1.26%     2.35%
Portfolio turnover rate                                    11%        7%
Average commission rate                                $.0645    $.0723

*The Fund was capitalized on March 17, 1999, with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**The return is not annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Stock Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout Stock Fund, Inc., includes two series: Stock and Stock Select, including the statements of net assets, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Stock Fund, Inc., includes two series: Stock and Stock Select, as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.